UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Alumis Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42143	86-1771129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 East Grand Avenue

South San Francisco, California 94080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (650) 231-6625

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in our Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 6, 2025 and April 21, 2025, Alumis Inc., a Delaware corporation (“Alumis”), entered into an Agreement and Plan of Merger, which was subsequently amended on April 20, 2025 (the “Merger Agreement”) with ACELYRIN, Inc., a Delaware corporation (“ACELYRIN”), and Arrow Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Alumis (“Merger Sub”).

On May 21, 2025, ACELYRIN completed its merger with Merger Sub pursuant to the terms of the Merger Agreement, whereby Merger Sub merged with and into ACELYRIN, in accordance with the General Corporation Law of the State of Delaware, with ACELYRIN continuing as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of Alumis (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

(i) Each issued and outstanding share of common stock of ACELYRIN, par value $0.00001 per share (collectively, the “Shares”), was cancelled and converted into the right to receive 0.4814 shares of voting common stock of Alumis, par value $0.0001 per share (“Alumis Common Stock”), without interest (the number of shares of Alumis Common Stock in exchange for each Share, the “Exchange Ratio”) and, if applicable, cash in lieu of fractional shares, without interest, subject to any applicable withholding.

(ii) Each of ACELYRIN’s stock options (the “Options”) that was outstanding and unexercised as of immediately prior to the Effective Time and that had a per share exercise price of $18.00 or less was converted into an option award to purchase the number of shares of Alumis Common Stock (each, a “Converted Option”) equal to (i) the number of Shares subject to the Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio. Each Converted Option has an exercise price per share of Alumis Common Stock equal to (x) the per share exercise price for Shares subject to the corresponding Option immediately prior to the Effective Time divided by (y) the Exchange Ratio. Each Option that was outstanding and unexercised immediately prior to the Effective Time and that had a per share exercise price of more than $18.00 was cancelled without the payment of any consideration.

(iii) each of ACELYRIN’s restricted stock unit awards (the “RSUs”) that was outstanding and unvested as of immediately prior to the Effective Time was converted into an RSU with respect to a number of shares of Alumis Common Stock equal to (i) the total number of Shares subject to the RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio.

(iv) Each of ACELYRIN’s performance stock unit awards (the “PSUs”) that was outstanding and unvested as of immediately prior to the Effective Time was deemed to be met at 100% of the target level of performance and was assumed and converted into an RSU with respect to a number of shares of Alumis Common Stock equal to (i) the target number of Shares subject to the PSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on May 21, 2025, the Merger was completed. Upon the consummation of the Merger, ACELYRIN became a wholly owned subsidiary of Alumis. The disclosure under the Introductory Note is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note and Item 2.01 are incorporated herein by reference.

Appointment of a Director

Pursuant to the Merger Agreement, effective as of, and contingent upon, the occurrence of the closing of the Merger, (i) the number of authorized members of the Alumis board of directors (“Board”) was increased from seven (7) to eight (8) and (ii) at the recommendation of the Nominating and Corporate Governance Committee of the Board, Lynn Tetrault was appointed to the Board as of the Effective Time. As previously disclosed, Henry Gosebruch was also expected to join the Board; however, due to his recent appointment as Chief Executive Officer of Galapagos, he will no longer be joining the Board. The Board determined that Ms. Tetrault qualifies as an “independent director” for purposes of the Nasdaq Stock Market LLC listing standards.

The compensation of Ms. Tetrault for her service as a non-employee director will be consistent with that of Alumis’ other non-employee directors (except that Ms. Tetrault did not receive an initial option grant in connection with her appointment to the Board), which is described in Alumis’ Annual Report on Form 10-K/A filed on April 23, 2025 with the SEC. Alumis also plans to enter into its standard form of indemnification agreement for directors and executive officers with Ms. Tetrault, which was filed as an exhibit to Alumis’ Registration Statement on Form S-1/A (File No. 333-280068) filed with the SEC on June 7, 2024.

Other than the receipt of consideration by Ms. Tetrault (including any affiliated entities) in respect of her equity interests in ACELYRIN in connection with the Merger, there are no transactions in which Ms. Tetrault has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On May 21, 2025, Alumis issued a press release announcing the completion of the Merger and the appointment of Ms. Tetrault, as described above in Item 5.02. A copy of the press release is furnished hereto as Exhibit 99.1. The information set forth in this Item 8.01, including without limitation the press release, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

As permitted by Item 9.01(a)(3) of Form 8-K, the financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

As permitted by Item 9.01(a)(3) of Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d)            Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated February 6, 2025, by and among Alumis Inc., ACELYRIN, Inc. and Arrow Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Alumis’ Current Report on Form 8-K filed with the SEC on February 6, 2025).

2.2	Amendment to the Agreement and Plan of Merger, dated as of April 20, 2025, by and among Alumis Inc., ACELYRIN, Inc. and Arrow Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Alumis’ Current Report on Form 8-K filed with the SEC on April 21, 2025).

99.1	Press Release, dated as of May 21, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this pursuant to Item 601(a)(5) of Regulation S-K. Alumis will furnish copies of such exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alumis Inc.

Dated: May 21, 2025	By:	/s/ Martin Babler
	Name:	Martin Babler
	Title:	President & Chief Executive Officer